ATKORE INTERNATIONAL, INC. DEUTSCHE BANK LEVERAGED FINANCE CONFERENCE October 2012 Exhibit 99.1

DISCLAIMER
Slide 1 October 10, 2012
This presentation contains statements about future events and expectations that constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor provisions created by statute. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,”
“should,” “will,” “would,” or similar expressions are intended to identify such forward-looking statements.
Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-
looking statements, and readers are cautioned not to place undue reliance on such statements. Factors that could cause actual events or results to differ materially from the events or results described in any forward-looking statements include, but are not limited to: the sustained downturn in the non-
residential construction industry; fluctuations in the price of raw materials; our reliance on the availability and cost of freight and energy; changes in governmental regulation, including the National Electrical Code or other legislation and regulation; risks relating to doing business internationally; claims for damages for defective products; our ability to generate or raise capital in the future; risk of material environmental, health and safety liabilities and obligations; changes in the source and intensity of competition in business; the level of similar product imports into North America; our reliance on a small number of customers; work stoppages, employee strikes and other production disputes; our significant financial obligations relating to pension plans;
unplanned outages at our facilities and other unforeseen disruptions; our ability to protect and enforce our intellectual property rights; our ability to attract and retain qualified employees; the reliability of our information systems; risks inherent in acquisitions and the financing thereof; risks relating to us operating as a stand-alone company; our substantial indebtedness and our ability to incur further indebtedness; limitations on our business under the instruments governing our indebtedness; and the risk that the benefits from the Transactions (as defined below) may not be fully realized or may take longer to realize than expected.
You should read carefully the factors described under the section titled, “Risk Factors,” in the Registration Statement on Form S-4 filed by Atkore
International Holdings Inc. (the “Company”) with the SEC, as declared effective on October 19, 2011, and other filings with the SEC. These and other risks, uncertainties and factors could cause our actual results to differ materially from those projected in any forward-looking statements we make. These factors may not constitute all factors that could cause actual results to differ materially. We operate in a continually changing business environment. New factors emerge from time to time, and it is not possible to predict all risks that may affect us. We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should be viewed as historical data.

DISCLAIMER
Slide 2 October 10, 2012
The Company is 100% owned by Atkore International Group Inc. (“Atkore Group”) and is the sole owner of Atkore International, Inc. (“Atkore
International”). Prior to the transactions described below (the “Transactions”), all the capital stock of Atkore International was owned by Tyco
International Ltd. (“Tyco”). The business of Atkore International was operated as the Tyco Electrical and Metal Products (“TEMP”) business of Tyco (the
“Predecessor Company”). The Company was initially formed by Tyco as a holding company to hold ownership of TEMP. On November 9, 2010, Tyco announced that it entered into an agreement to sell a majority interest in TEMP to an affiliate of the private equity firm Clayton Dubilier & Rice, LLC
(“CD&R”). On December 22, 2010, the transaction closed and CD&R acquired shares of a newly created class of cumulative convertible preferred stock of Atkore Group. The preferred stock initially represented 51% of the outstanding capital stock (on an as-converted basis) of Atkore Group. On
December 22, 2010, Atkore Group also issued common stock to a Tyco subsidiary that initially represented the remaining 49% of the outstanding capital stock of Atkore Group. Atkore Group continues to be the sole owner of the Company, which in turn continues to be the sole owner of Atkore
International. Subsequent to December 22, 2010, the Company has operated as an independent, stand-alone entity (the “Successor Company”).
The Company has presented its financial results for the Predecessor Company and the Successor Company in its financial statements, in accordance with generally accepted accounting principles in the United States of America (“GAAP”), for the periods before and after the Transactions. There were no material changes to the actual operations of the Company’s business as a result of the Transactions, and the core operations of the Company have not changed as a result of the Transactions.  Accordingly, when evaluating the Company’s results of operations, management treats each of the fiscal year ended September 30, 2011 and the nine months ended June 24, 2011 as a single measurement period, rather than the separate predecessor and successor periods that are required to be reported under GAAP.
In addition to disclosing financial results that are determined in accordance with GAAP, we also disclose in this presentation certain non-GAAP financial information, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and net debt.  These financial measures are not recognized measures under GAAP, and are not intended to be and should not be considered in isolation from, as a substitute for or superior to, the financial information prepared and presented in accordance with GAAP.

• Atkore Overview • Atkore Strategy • Financial Overview AGENDA Slide 3 October 10, 2012

atkore INTERNATIONAL

allied TUBE & CONDUIT
CELEBRATING 50 YEARS
EASTERN wire + conduit
KAF-TECH
AFC CABLE SYSTEMS
cope
UNISTRUT
POWER-STRUT
FLEXHEAD INDUSTRIES
ACROBA
SprinkFLEX FLEXIBLE SPRINKLER HOSE FITTINGS
RAZORWIRE

US
83%
Other
Americas
11%
Europe
3%
APAC
3%
ATKORE INTERNATIONAL BUSINESS
SNAPSHOT
Atkore Consolidated
first nine months
2011 2012
Revenue
Operating Income
Adjusted EBITDA
Global Cable & Cable Management
first nine months
2011 2012
Revenue:
Operating Income:
Global Pipe, Tube & Conduit
first nine months
2011 2012
Revenue: $774             $791
Operating Income: $  65             $  23
(US$mm)
Conduit
Support
systems
Cable
Mechanical
Sprinkler
Fence
Plate
Cable
Tray
Channels &
Pipe Holders
Sales by Region (ytd 2012)
Slide 4 October 10, 2012
$393 $463
$ 47
$ 32
Key brands
$1,226
$     30
$     88
$1,149
$     45
$   116

REPUTATION FOR INNOVATION,
QUALITY AND SERVICE
•
Recognized as leading innovator in
key product categories such as in-
line galvanized tubular goods,
armored cable and metal framing
•
Work closely with end-users to
develop value-added products and
features to reduce installation
times and construction costs
•
Long-standing customer
relationships are attributable to
consistent delivery of high quality
products and service
•
Large facility footprint and
distribution network enable quick
response times to customer needs
Kwik-Fit® (electrical conduit)
ColorSpec® ID System (armored cable)
Slide 5 October 10, 2012

U.S. non-residential starts
Emerging market
opportunities
U.S. GDP
Selling price
Actual cost
Y
X
Y
Higher spread
19
Weeks
19
Weeks
X = Steel bought
Y = Product sold
Falling price
environment
Rising price
environment
Lower spread &
Higher spread &
Lower spread
Profitability driven by managing the spread dynamic
Volume drivers Pricing and spread
PERFORMANCE DRIVERS
Slide 6 October 10, 2012
operating profit
operating profit

$/Ton
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

STEEL COST - CRU Slide 7 October 10, 2012 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Fiscal 2010 Fiscal 2011 Fiscal 2012

Non-residential construction starts - sq. ft. (mm)
1967
1968
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
2017E

Note: Represents calendar year data
Source: McGraw-Hill/Deutsche Bank
NON-RESIDENTIAL CONSTRUCTION
CYCLE
Slide 8 October 10, 2012
1,425
1,200
1,550
990
1,444
1,015
1,529
936
1,867
1,404
1,635
1350
651
667
756
942
1,272
1,231
600
800
1,000
1,200
1,400
1,600
1,800
2,000
McGraw-Hill Linear (McGraw-Hill)
Forecast

Top graded senior management
Imbedded Lean into corporate culture
Reduced net working capital by $25 million
Acquired Razorwire and FlexHead Industries
Divested Morrisville location and GEM Fabrication division
ATKORE KEY ACHIEVEMENTS SINCE
TRANSACTION
Slide 9 October 10, 2012

• Atkore Overview • Atkore Strategy • Financial Overview AGENDA Slide 10 October 10, 2012

REPOSITIONED FOR FUTURE GROWTH
2013 – 2014
Capitalize on recovery
Continued pursuit of discrete
initiatives to drive operational
efficiencies - LEAN
Leverage efficient platform
to pursue organic growth
–
Product expansion
–
High growth verticals
Pursue bolt-on acquisitions as
appropriate
–
Portfolio / industry expansion
–
Geographic expansion
–
Operational efficiencies
–
Vertical integration
Future
2008 – 2012
Streamline operations
and portfolio
Operational efficiencies
–
Improved working capital
management
–
Consolidated footprint
–
Right-sized headcount
–
Moved planning, sourcing and
logistics management to
facilities to be closer to
customer
Sell or exit under-
performing businesses
Enhanced portfolio
–
$5mm investment in China
–
Process improvement and
product expansion through
acquisition: Razorwire and
FlexHead
Present
Pre-2008
Growth phase
Established in 1959
Acquired in 1987 by Tyco
Completed 21
acquisitions pre-2001,
including steel tubular,
cable and cable
management / metal
framing systems
Expanded into Brazil with
São Paulo in 2000 and
Caxias do Sul in 2001
Past
Slide 11 October 10, 2012

atkore INTERNATIONAL

FLEXHEAD INDUSTRIES

RAZORWIRE INTERNATIONAL

REVENUE IMPROVEMENT
OPPORTUNITIES
Organic growth opportunities
–
Sales of existing products (cross-selling)
–
Bundled selling of electrical conduit,
cable and other accessories
–
Increased penetration of highly
fragmented mechanical tube market
(OEMs)
–
Geographic expansion
–
China / Asia-Pacific
–
New products
Selective, opportunistic acquisitions
Selective Opportunistic Acquisitions
Slide 12 October 10, 2012

Atkore Overview Atkore Strategy Financial Overview AGENDA Slide 13 October 10, 2012

(1) Have been restated to reflect discontinued operations
First nine months
2009 2010 2011 2011
(1)
2012
Net sales
$1,433 $1,433 $1,650 $1,149 $1,226
% growth
(38%) 0% 15% n/a 6.7%
$30 $140 $123 $116 $88
% growth
(93%) 367% (12%) n/a (24%)
% margin
2% 10% 7% 10% 7%
Capital
expenditures
$45 $46 $51 $38 $17
Free cash flow
$244 $72 $44 ($26) $59
(US$mm; Fiscal years)
HISTORICAL FINANCIAL RESULTS
Slide 14 October 10, 2012
Adjusted EBITDA

STRONG CASH FLOW CHARACTERISTICS
Free cash flow
Adjusted EBITDA
(US$mm; Fiscal years)
Slide 15 October 10, 2012
$30
$140
$123
$0
$100
$200
2009 2010 2011
$116
$88
2011 YTD
2012 YTD
($26)
$59
2011 YTD 2012 YTD
$244
$72
$44
-$50
$50
$150
$250
$350
2009 2010 2011

QUARTERLY BALANCE SHEET
INFORMATION
(US$mm)
Slide 16 October 10, 2012
A/R 238 250 225 201 241 231
Inventory 315 316 270 284 291 263
A/P 151 112 126 121 147 118
Net Working Capital 402 454 369 364 385 376
Senior Notes 410 410 410 410 410 410
ABL 61 85 46 48 102 27
Other Debt 1 1 2 3 5 4
Total Debt 472 496 458 461 517 441
Minus: Cash (49) (35) (48) (42) (43) (34)
Net Debt 423 461 410 419 474 407
3/25/2011 6/24/2011 9/30/2011 12/30/2011 3/30/2012 6/29/2012

• Market leading positions
• Reputation for innovation, quality and service
• Revenue improvement opportunities
• Operations and supply chain efficiency opportunities
• Attractive market and cycle timing
• Strong cash flow characteristics
• Strong management team
ATKORE SUMMARY
Slide 17 October 10, 2012

QUESTIONS Slide 18 October 10, 2012

APPENDIX Slide 19 October 10, 2012

EBITDA RECONCILIATION FISCAL
2009 AND 2010
Slide 20 October 10, 2012
(US$mm)
$ 1 $ (969)
19 (35)
48 41
36 31
104 (932)
Restructuring and goodwill impairments (2) 7 956
Corporate allocations from Tyco (3) 20 19
Estimated incremental stand-alone costs (4) (17) (17)
Non-cash share based compensation (5) 3 3
Unusual product liability (6) 8 —
Non-cash pension expense (7) 5 —
Full year restructuring cost savings (8) 5 —
Management fee — —
Other non-cash items (9) 5 1
Adjusted EBITDA $ 140 $ 30
EBITDA
Adjustments to EBITDA:
Net income (loss)
Income tax (benefit) expense
Interest expense, net
Depreciation and amortization
Sept. 24,
2010
Sept. 25,
2009(1)
Fiscal Year Ended
Predecessor

EBITDA RECONCILIATION FISCAL
2009 AND 2010
Slide 21 October 10, 2012
(1) The net loss for fiscal 2009 include a goodwill impairment charge of $940 million.
(2) Represents goodwill impairment charges, facility exit costs and employee severance and benefit costs.
(3) Represents the allocation of corporate overhead expenses based on a pro-rata percentage of our net revenue to Tyco's consolidated net revenue.
(4) Represents management's best estimate of annual incremental stand-alone costs needed upon separation from Tyco, which are primarily comprised of (i) additional headcount and consulting services to replace certain centralized functions previously provided by Tyco and (ii) higher costs of services previously provided by Tyco (relating primarily to insurance and employee benefits). The actual amounts of annual incremental stand-alone costs may ultimately differ from management's estimates.
(5) Represents the add-back of non-cash compensation expense for restricted share awards and share options.
(6) Represents the add-back of product liability expense associated with a discontinued type of sprinkler pipe.
(7) Represents the add-back of pension expense in excess of cash paid.
(8) Represents the estimated annual benefit associated with initiatives undertaken by us during fiscal 2010, as if those initiatives had been fully implemented at the beginning of the period, less amounts achieved and reflected in our combined financial statements for fiscal 2010. The actual annual benefit associated with these initiatives may differ from our estimates and we may not achieve the full benefit from these initiatives in future periods.
(9) Other represents the net impact of other non-cash items, including impairment of a note receivable related to the sale of our automotive business, unusual corporate bonus expense, transaction costs, non-recurring consulting fees, one-time executive severance expense, gain on the sale of fixed assets, income in excess of dividends received for investments accounted for under the equity method of accounting, relocation expense and run rate impact of minor acquisitions and disposals.

EBITDA RECONCILIATION FISCAL
2011
Slide 22 October 10, 2012
(US$mm)
Net loss
$ (17) $ (3) $ (20)
Add:
Depreciation and amortization
36 7 43
Interest expense
37 11 48
Provision for income tax 1 — 1
EBITDA
57 15 72
Add:
Restructuring (1)
2 (1) 1
Non-cash share based compensation (2)
1 1 2
Unusual product liability (3)
1 — 1
Non-cash pension expense (4)
2 1 3
Full year restructuring cost savings (5)
1 — 1
Management fee
5 — 5
Other non-cash items (7) 36 2 38
Adjusted EBITDA $ 105 $ 18 $ 123
2011
Successor  Company Predecessor  Company Combined
Period  from  Dec.  23, 2010
through  September 30, 2011
(“Successor Period”)
Period  from  Sep. 30, 2010
through  Dec.  22, 2010
(“Predecessor Period”)
Combined  Fiscal  year  ended
September  30, 2011

(US$mm)
EBITDA RECONCILIATION FIRST FISCAL
NINE MONTHS 2011 AND 2012
Combined Results
for the  Nine Months
Ended June 24, 2011
Net (loss) income
$                 (7)                               (16)
Loss (gain) from discontinued operations
                 3                                 -
Tax impact on discontinued operations                  1                                 -
Net income (loss) from continuing
operations
                (3)                               (16)
Add:
Depreciation and amortization
               39                                32
Interest expense
               37                                35
(Benefit) expense for income tax                 (7)                                  8
EBITDA
               66                                59
Add:
Restructuring (1)
                (2) —
Unusual product liability (3)
                 1                                  2
Non-cash pension expense (4)
                 2 —
Management fee
                 5                                  1
Asset impairment (6)
                 9                                  3
Other non-cash items (7)                  7                                51
Adjusted EBITDA $                88 $                         116
For the Nine
Months  Ended
June 29, 2012
Slide 23 October 10, 2012

EBITDA RECONCILIATION FISCAL 2011 &
FIRST FISCAL NINE MONTHS 2011 AND 2012
Slide 24 October 10, 2012
(1) Represents facility exit costs and employee severance and benefit costs.
(2) Represents the add-back of non-cash compensation expense for restricted share awards and share options.
(3) Represents the add-back of product liability expense associated with a discontinued type of sprinkler pipe.
(4) Represents the add-back of pension expense.
(5) Represents the estimated annual benefit associated with initiatives undertaken, as if those initiatives had been fully implemented at the beginning of the period, less amounts achieved. The actual annual benefit associated with these initiatives may differ from our estimates and we may not achieve the full benefit from these initiatives in future periods.
(6) Represents asset impairment charges related to an Enterprise Resource Planning system and intangible assets and goodwill associated with a manufacturing facility classified as held for sale.
(7) Other represents the net impact of other non-cash items, including impairment of held for sale assets, transaction-
      related costs, non-recurring consulting fees, one-time executive severance expense, and a gain on the sale of fixed assets.

(US$mm; Fiscal years)
FREE CASH FLOW RECONCILIATION
Slide 25 October 10, 2012
2009 2010 2011 2011 2012
Adjusted EBITDA
$30 $140 $123 $116 $88
Changes in:
Accounts receivable
125 5 (25) (44) (23)
Prepaid expenses
4 2 (7) (4) (8)
Inventories
179 (88) 6 (32) (5)
Accounts payable
(48) 50 (22) (39) (5)
Accrued and other liabilities
(6) 9 16 17 34
Other
5 0 4 (2) (5)
259 (22) (28) (104) (12)
Capital expenditures
(45) (46) (51) (38) (17)
Free cash flow $244 $72 $44 ($26) $59
First nine months

NWC

(1) Have been restated to reflect discontinued operations
First nine months
2009 2010 2011 2011
(1)
2012
Adjusted EBITDA
$30 $140 $123 $116 $88
Net sales $1,433 $1,433 $1,650 $1,149 $1,226
% margin
2% 10% 7% 10% 7%
(US$mm; Fiscal years)
EBITDA MARGIN RECONCILIATION
Slide 26 October 10, 2012